Taxation - Deferred tax assets and deferred tax liabilities (Details) $ in Thousands	Dec. 31, 2025 USD ($)
Deferred tax assets:
Less: valuation allowance	$ (40)
Jurisdictions other than Australia
Deferred tax assets:
Net operating loss carry forwards	929
Allowance for credit losses	23
Operating lease liabilities	28
Subtotal	980
Less: valuation allowance	(40)
Total deferred tax assets, net	940
Net off against deferred tax liabilities	(940)
Deferred tax liabilities:
Operating right-of-use assets	(25)
Intangible assets acquired in a business acquisition	(915)
Total deferred tax liabilities	(940)
Net off against deferred tax assets	$ 940